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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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        Date of Report (Date of earliest event reported): March 24, 2004

                          WHITEWING ENVIRONMENTAL CORP.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                             0-27420                     95-4437350
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(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
Incorporation
or organization)

730 Grand Avenue, Ridgefield, New Jersey                          07657
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(Address of principal executive office)                         (Zip Code)

Registrant's telephone number, including area code:  (201)943-0800

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          (Former name or former address, if changed since last report)

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Item 4. Changes in the Registrant's certifying accountant.

Weiser LLP ("Weiser")declined to stand for re-election because of a fee dispute. Therefore, on March 24, 2004, the Board of Directors of Whitewing Environmental Corp. (the "Company") approved the engagement of Goldstein & Ganz, CPA's PC ("Goldstein & Ganz") as the Company's independent accountants to audit the Company's financial statements for the fiscal year ended December 31, 2003.

The reports of Weiser on the Company's financial statements as of and for the fiscal year ended December 31, 2002 or any subsequent interim period through the date preceding Weiser's declination to stand for re-election did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report did contain a statement of uncertainty relative to going concern for the year ended December 31, 2002 and subsequent interim periods.

During the Company's fiscal year ended December 31, 2002 and in the interim period from January 1, 2003 through the date preceding Weiser's declination to stand for re-election, there were no disagreements between the Company and Weiser LLP concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weiser LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

No "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K) occurred during the fiscal year ended December 31, 2002 and any subsequent interim period preceding Weiser's declination to stand for re-election.

The Company did not consult with Goldstein & Ganz during the Company's fiscal year ended December 31, 2002 and subsequent interim period through the date that Goldstein & Ganz was engaged, on the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered by Goldstein & Ganz on the Company's financial statements; any accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement between the Company and the prior auditor (as defined in Item 304(a)(i)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a)(i)(v) of Regulation S-K).

The Company has requested that Weiser furnish it with a letter addressed to the SEC stating whether or not Weiser agrees with the above statements. A copy of this letter, dated May 7, 2004, is filed as Exhibit 16.1 to this Form 8-K/A.








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ITEM 7. Financial Statements and Exhibits.

(c) Exhibits


16.1 Letter, dated May 7, 2004, from Weiser LLP, concerning the disclosure made in this Report on Form 8-K/A.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


WHITEWING ENVIRONMENTAL CORP.

By: /s/ Joseph Bianco
    -----------------------------------
    Joseph Bianco, President
   (Principal Executive Officer)

Dated:  May 7, 2004